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                                                                    Exhibit 99.1
                              Marcum & Kliegman LLP
                                655 Third Avenue
                               New York, NY 10017


September 8, 2005

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4.02 of the Current Report on Form 8-K/A of Debt Resolve, Inc. dated September 8, 2005.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP
New York, NY
September 8, 2005